Exhibit 99.2

Quarterly Financial Supplement - 4Q2022

February 7, 2023

CNO FINANCIAL GROUP, INC.
CONSOLIDATED BALANCE SHEET
(Dollars in millions)
(Unaudited)

	Mar-21	Jun-21	Sep-21	Dec-21	Mar-22	Jun-22	Sep-22	Dec-22
Assets
Investments:
Fixed maturities, available for sale, at fair value	$22,610.4	$23,806.6	$24,142.0	$24,805.4	$23,479.4	$21,362.7	$20,301.1	$20,353.4
Equity securities at fair value	164.4	149.3	146.4	131.1	91.0	136.9	135.8	135.3
Mortgage loans	1,297.7	1,276.9	1,211.0	1,218.6	1,213.3	1,215.3	1,227.3	1,411.9
Policy loans	121.0	120.3	119.7	120.2	119.5	119.5	120.2	121.6
Trading securities	242.6	247.0	243.6	227.2	223.0	198.9	223.3	207.9
Investments held by variable interest entities	1,224.0	1,233.5	1,221.3	1,199.6	1,180.8	1,107.7	1,099.2	1,077.6
Other invested assets	1,195.1	1,226.0	1,172.6	1,224.0	1,121.8	1,086.6	1,028.6	1,034.7
Total investments	26,855.2	28,059.6	28,256.6	28,926.1	27,428.8	25,227.6	24,135.5	24,342.4
Cash and cash equivalents - unrestricted	662.9	652.5	742.1	632.1	546.0	567.2	498.0	575.7
Cash and cash equivalents held by variable interest entities	76.0	62.3	70.5	99.6	48.0	52.2	55.5	69.2
Accrued investment income	216.8	210.7	218.1	216.4	227.9	224.1	236.0	235.6
Present value of future profits	241.3	235.2	229.0	222.6	222.8	219.8	218.9	212.2
Deferred acquisition costs	1,168.4	1,051.4	1,082.7	1,112.0	1,487.6	1,767.0	1,886.4	1,913.4
Reinsurance receivables	4,509.3	4,460.9	4,409.7	4,354.3	4,298.2	4,277.9	4,271.9	4,241.7
Income tax assets, net	358.2	218.6	145.7	118.3	534.2	929.8	1,180.2	1,165.5
Assets held in separate accounts	4.3	4.5	4.5	3.9	3.6	3.0	2.7	2.7
Other assets	567.1	564.0	554.8	519.1	671.0	566.9	552.2	580.8
Total assets	$34,659.5	$35,519.7	$35,713.7	$36,204.4	$35,468.1	$33,835.5	$33,037.3	$33,339.2
Liabilities
Liabilities for insurance products:
Policyholder account liabilities	$12,571.3	$12,840.8	$12,992.0	$13,689.7	$14,546.3	$14,608.8	$14,653.7	$14,858.3
Future policy benefits	11,546.6	11,689.8	11,699.7	11,670.7	11,646.5	11,684.6	11,747.5	11,809.1
Liability for policy and contract claims	558.7	528.3	512.3	501.8	507.3	466.4	454.3	456.5
Unearned and advanced premiums	262.4	255.8	247.5	246.7	250.0	243.4	238.2	235.0
Liabilities related to separate accounts	4.3	4.5	4.5	3.9	3.6	3.0	2.7	2.7
Other liabilities	925.2	946.5	995.3	830.9	912.3	713.2	749.4	693.9
Investment borrowings	1,642.0	1,641.5	1,741.1	1,715.8	1,640.5	1,640.2	1,639.9	1,639.5
Borrowings related to variable interest entities	1,151.7	1,151.6	1,151.4	1,147.9	1,133.1	1,125.9	1,115.3	1,104.6
Notes payable - direct corporate obligations	1,136.6	1,136.9	1,137.0	1,137.3	1,137.6	1,138.0	1,138.4	1,138.8
Total liabilities	29,798.8	30,195.7	30,480.8	30,944.7	31,777.2	31,623.5	31,739.4	31,938.4
Shareholders' equity
Common stock	1.3	1.3	1.2	1.2	1.2	1.1	1.1	1.1
Additional paid-in capital	2,457.8	2,383.0	2,274.6	2,184.2	2,085.7	2,032.7	2,030.6	2,033.8
Retained earnings	883.5	944.2	1,027.4	1,127.2	1,223.5	1,343.2	1,431.9	1,459.0
Total shareholders' equity before accumulated other comprehensive income (loss)	3,342.6	3,328.5	3,303.2	3,312.6	3,310.4	3,377.0	3,463.6	3,493.9
Accumulated other comprehensive income (loss)	1,518.1	1,995.5	1,929.7	1,947.1	380.5	(1,165.0)	(2,165.7)	(2,093.1)
Total shareholders' equity	4,860.7	5,324.0	5,232.9	5,259.7	3,690.9	2,212.0	1,297.9	1,400.8
Total liabilities and shareholders' equity	$34,659.5	$35,519.7	$35,713.7	$36,204.4	$35,468.1	$33,835.5	$33,037.3	$33,339.2

	Mar-21	Jun-21	Sep-21	Dec-21	Mar-22	Jun-22	Sep-22	Dec-22

Book value per common share	$36.75	$41.24	$42.11	$43.69	$31.48	$19.27	$11.35	$12.25

Book value per common share, excluding accumulated other comprehensive income (loss) (1) (2)	$25.27	$25.78	$26.58	$27.52	$28.24	$29.42	$30.28	$30.56

Book value per diluted share (1) (3)	$24.83	$25.30	$26.03	$26.86	$27.70	$29.06	$29.87	$29.90

CNO FINANCIAL GROUP, INC.
CONSOLIDATED STATEMENT OF OPERATIONS
(Dollars in millions)
(Unaudited)

	1Q	2Q	3Q	4Q	YTD	1Q	2Q	3Q	4Q	YTD
	2021	2021	2021	2021	2021	2022	2022	2022	2022	2022
Revenues
Insurance policy income	$632.4	$630.5	$630.6	$629.9	$2,523.4	$625.0	$625.6	$623.2	$626.0	$2,499.8
Net investment income:
General account assets	282.7	282.1	289.5	285.9	1,140.2	277.5	317.7	289.0	294.8	1,179.0
Policyholder and other special-purpose portfolios	55.5	97.1	18.7	109.2	280.5	(69.3)	(93.8)	(20.9)	20.9	(163.1)
Investment gains (losses):
Realized investment gains (losses)	(6.0)	17.1	3.7	6.5	21.3	18.8	(7.0)	(8.2)	(21.5)	(17.9)
Other investment gains (losses)	3.2	14.2	(6.0)	(13.6)	(2.2)	(51.5)	(41.8)	(9.5)	(14.7)	(117.5)
Total investment gains (losses)	(2.8)	31.3	(2.3)	(7.1)	19.1	(32.7)	(48.8)	(17.7)	(36.2)	(135.4)
Fee revenue and other income	38.2	32.1	31.8	56.9	159.0	42.4	54.3	31.7	68.1	196.5
Total revenues	1,006.0	1,073.1	968.3	1,074.8	4,122.2	842.9	855.0	905.3	973.6	3,576.8

Benefits and expenses
Insurance policy benefits	459.1	657.4	524.8	549.4	2,190.7	346.7	340.2	412.2	559.2	1,658.3
Interest expense	24.1	24.0	23.7	23.6	95.4	23.8	27.8	37.6	47.8	137.0
Amortization	99.7	42.6	57.9	80.9	281.1	103.9	88.1	87.5	30.1	309.6
Other operating costs and expenses	233.1	247.5	233.9	272.8	987.3	219.2	223.5	230.8	281.1	954.6
Total benefits and expenses	816.0	971.5	840.3	926.7	3,554.5	693.6	679.6	768.1	918.2	3,059.5

Income before income taxes	190.0	101.6	128.0	148.1	567.7	149.3	175.4	137.2	55.4	517.3
Income tax expense on period income	42.6	23.6	28.2	32.3	126.7	37.0	39.3	32.2	12.0	120.5
Net income	$147.4	$78.0	$99.8	$115.8	$441.0	$112.3	$136.1	$105.0	$43.4	$396.8

CNO FINANCIAL GROUP, INC.
FINANCIAL SUMMARY
(Dollars in millions, except per share data)
(Unaudited)

	1Q	2Q	3Q	4Q	YTD	1Q	2Q	3Q	4Q	YTD
	2021	2021	2021	2021	2021	2022	2022	2022	2022	2022
Insurance product margin (4)
Annuity margin	$57.9	$66.0	$52.5	$93.9	$270.3	$44.6	$37.1	$39.8	$39.6	$161.1
Health margin	124.7	120.9	117.9	129.5	493.0	124.8	113.4	124.1	115.0	477.3
Life margin	27.1	39.7	53.2	30.4	150.4	19.8	56.8	43.4	52.9	172.9
Total insurance product margin	209.7	226.6	223.6	253.8	913.7	189.2	207.3	207.3	207.5	811.3
Allocated expenses	(141.1)	(141.6)	(140.5)	(143.3)	(566.5)	(144.8)	(152.2)	(150.5)	(149.1)	(596.6)
Income from insurance products (5)	68.6	85.0	83.1	110.5	347.2	44.4	55.1	56.8	58.4	214.7
Fee income	7.3	6.6	2.6	2.9	19.4	9.9	3.2	1.4	9.2	23.7
Investment income not allocated to product lines (9)	43.0	47.8	50.9	42.8	184.5	28.5	68.5	32.2	30.3	159.5
Expenses not allocated to product lines	(22.0)	(23.8)	(17.3)	(17.4)	(80.5)	(14.8)	2.9	(16.1)	(12.8)	(40.8)
Operating earnings before taxes	96.9	115.6	119.3	138.8	470.6	68.0	129.7	74.3	85.1	357.1
Income tax expense on operating income	(21.7)	(26.5)	(26.5)	(30.3)	(105.0)	(16.9)	(29.6)	(17.4)	(19.3)	(83.2)
Net operating income (10)	75.2	89.1	92.8	108.5	365.6	51.1	100.1	56.9	65.8	273.9
Net realized investment gains (losses) from sales, impairments and change in allowance for credit losses (net of related amortization)	3.6	24.3	2.2	4.7	34.8	(7.1)	(26.1)	(0.1)	(25.5)	(58.8)
Net change in market value of investments recognized in earnings	(6.4)	5.7	(4.6)	(12.1)	(17.4)	(25.5)	(21.7)	(17.0)	(9.0)	(73.2)
Fair value changes related to agent deferred compensation plan	13.2	—	—	(4.3)	8.9	22.7	14.0	12.0	0.2	48.9
Fair value changes in embedded derivative liabilities (net of related amortization)	82.1	(44.9)	10.9	19.1	67.2	90.8	79.7	66.0	10.7	247.2
Other	0.6	0.9	0.2	1.9	3.6	0.4	(0.2)	2.0	(6.1)	(3.9)
Net non-operating income (loss) before taxes	93.1	(14.0)	8.7	9.3	97.1	81.3	45.7	62.9	(29.7)	160.2
Income tax (expense) benefit on non-operating income (loss)	(20.9)	2.9	(1.7)	(2.0)	(21.7)	(20.1)	(9.7)	(14.8)	7.3	(37.3)
Net non-operating income (loss)	72.2	(11.1)	7.0	7.3	75.4	61.2	36.0	48.1	(22.4)	122.9
Net income	$147.4	$78.0	$99.8	$115.8	$441.0	$112.3	$136.1	$105.0	$43.4	$396.8
Per diluted share
Net operating income	$0.55	$0.66	$0.72	$0.87	$2.79	$0.42	$0.85	$0.49	$0.56	$2.33
Net non-operating income (loss)	0.53	(0.08)	0.05	0.06	0.57	0.51	0.31	0.42	(0.19)	1.04
Net income	$1.08	$0.58	$0.77	$0.93	$3.36	$0.93	$1.16	$0.91	$0.37	$3.37

CNO FINANCIAL GROUP, INC.
Insurance Operations
(Dollars in millions)
(Unaudited)

	1Q	2Q	3Q	4Q	YTD	1Q	2Q	3Q	4Q	YTD
	2021	2021	2021	2021	2021	2022	2022	2022	2022	2022
Insurance product margin (4)
Annuity:
Insurance policy income	$5.4	$4.3	$5.8	$4.1	$19.6	$5.0	$5.8	$6.3	$6.0	$23.1
Net investment income (5) (6)	115.7	114.9	115.5	116.3	462.4	115.1	114.8	117.3	119.6	466.8
Insurance policy benefits	(6.2)	(1.3)	(16.2)	38.2	14.5	(17.8)	(27.6)	(23.7)	(55.2)	(124.3)
Interest credited (6)	(38.7)	(36.9)	(38.1)	(35.4)	(149.1)	(41.3)	(42.3)	(46.3)	(48.2)	(178.1)
Amortization and non-deferred commissions	(18.3)	(15.0)	(14.5)	(29.3)	(77.1)	(16.4)	(13.6)	(13.8)	17.4	(26.4)
Annuity margin	57.9	66.0	52.5	93.9	270.3	44.6	37.1	39.8	39.6	161.1
Health:
Insurance policy income	416.5	415.4	414.4	415.2	1,661.5	406.7	403.5	403.5	403.6	1,617.3
Net investment income (5)	71.5	71.6	72.2	72.4	287.7	71.8	71.6	71.9	72.3	287.6
Insurance policy benefits	(306.6)	(323.3)	(325.4)	(311.0)	(1,266.3)	(301.3)	(315.7)	(307.8)	(316.2)	(1,241.0)
Amortization and non-deferred commissions	(56.7)	(42.8)	(43.3)	(47.1)	(189.9)	(52.4)	(46.0)	(43.5)	(44.7)	(186.6)
Health margin	124.7	120.9	117.9	129.5	493.0	124.8	113.4	124.1	115.0	477.3
Life:
Insurance policy income	210.5	210.8	210.4	210.6	842.3	213.3	216.3	213.4	216.4	859.4
Net investment income (5) (7)	35.8	36.1	36.4	36.4	144.7	36.3	36.2	36.6	37.1	146.2
Insurance policy benefits	(163.6)	(149.5)	(141.3)	(159.1)	(613.5)	(163.6)	(138.4)	(142.6)	(140.6)	(585.2)
Interest credited (7)	(10.6)	(11.0)	(11.1)	(11.7)	(44.4)	(11.6)	(11.3)	(12.2)	(12.3)	(47.4)
Amortization and non-deferred commissions	(21.7)	(21.8)	(21.4)	(24.0)	(88.9)	(25.3)	(23.4)	(29.7)	(27.4)	(105.8)
Advertising expense	(23.3)	(24.9)	(19.8)	(21.8)	(89.8)	(29.3)	(22.6)	(22.1)	(20.3)	(94.3)
Life margin	27.1	39.7	53.2	30.4	150.4	19.8	56.8	43.4	52.9	172.9
Total insurance product margin	209.7	226.6	223.6	253.8	913.7	189.2	207.3	207.3	207.5	811.3
Allocated expenses:
Branch office expenses	(18.5)	(16.2)	(14.8)	(13.0)	(62.5)	(18.1)	(15.4)	(16.5)	(12.3)	(62.3)
Other allocated expenses	(122.6)	(125.4)	(125.7)	(130.3)	(504.0)	(126.7)	(136.8)	(134.0)	(136.8)	(534.3)
Income from insurance products (8)	68.6	85.0	83.1	110.5	347.2	44.4	55.1	56.8	58.4	214.7
Fee income	7.3	6.6	2.6	2.9	19.4	9.9	3.2	1.4	9.2	23.7
Investment income not allocated to product lines (9)	43.0	47.8	50.9	42.8	184.5	28.5	68.5	32.2	30.3	159.5
Expenses not allocated to product lines	(22.0)	(23.8)	(17.3)	(17.4)	(80.5)	(14.8)	2.9	(16.1)	(12.8)	(40.8)
Operating earnings before taxes	96.9	115.6	119.3	138.8	470.6	68.0	129.7	74.3	85.1	357.1
Income tax expense on operating income	(21.7)	(26.5)	(26.5)	(30.3)	(105.0)	(16.9)	(29.6)	(17.4)	(19.3)	(83.2)
Net operating income (10)	$75.2	$89.1	$92.8	$108.5	$365.6	$51.1	$100.1	$56.9	$65.8	$273.9

CNO FINANCIAL GROUP, INC.
Margin from Annuity Products
(Dollars in millions)
(Unaudited)

	1Q	2Q	3Q	4Q	YTD	1Q	2Q	3Q	4Q	YTD
	2021	2021	2021	2021	2021	2022	2022	2022	2022	2022
Annuity margin (4):
Fixed indexed annuities
Insurance policy income	$3.0	$3.3	$3.3	$3.2	$12.8	$3.0	$3.7	$3.6	$4.2	$14.5
Net investment income (5) (6)	84.9	84.9	86.3	87.8	343.9	87.7	88.4	91.3	93.3	360.7
Insurance policy benefits	1.6	3.8	(9.8)	38.1	33.7	(13.7)	(24.0)	(19.0)	(49.5)	(106.2)
Interest credited (6)	(24.9)	(23.4)	(24.8)	(22.6)	(95.7)	(29.3)	(30.4)	(34.4)	(36.0)	(130.1)
Amortization and non-deferred commissions	(16.3)	(13.3)	(12.6)	(29.1)	(71.3)	(14.5)	(11.9)	(12.2)	18.3	(20.3)
Margin from fixed indexed annuities	$48.3	$55.3	$42.4	$77.4	$223.4	$33.2	$25.8	$29.3	$30.3	$118.6
Average net insurance liabilities (11)	$7,464.8	$7,643.4	$7,881.9	$8,096.7	$7,771.8	$8,268.4	$8,420.5	$8,555.6	$8,677.8	$8,480.5
Margin/average net insurance liabilities (12)	2.59%	2.89%	2.15%	3.82%	2.87%	1.61%	1.23%	1.37%	1.40%	1.40%
Fixed interest annuities
Insurance policy income	$0.2	$0.1	$0.3	$0.2	$0.8	$0.1	$0.3	$0.2	$0.2	$0.8
Net investment income (5)	24.4	23.7	23.0	22.5	93.6	21.5	20.6	20.3	20.6	83.0
Insurance policy benefits	(0.7)	0.2	(0.2)	(0.4)	(1.1)	(0.3)	(0.6)	0.1	(0.2)	(1.0)
Interest credited	(13.2)	(12.8)	(12.7)	(12.2)	(50.9)	(11.4)	(11.3)	(11.3)	(11.7)	(45.7)
Amortization and non-deferred commissions	(1.9)	(1.7)	(1.8)	—	(5.4)	(1.8)	(1.6)	(1.5)	(0.8)	(5.7)
Margin from fixed interest annuities	$8.8	$9.5	$8.6	$10.1	$37.0	$8.1	$7.4	$7.8	$8.1	$31.4
Average net insurance liabilities (11)	$1,951.6	$1,899.5	$1,856.3	$1,813.3	$1,880.1	$1,761.9	$1,713.6	$1,677.4	$1,654.2	$1,701.8
Margin/average net insurance liabilities (12)	1.80%	2.00%	1.85%	2.23%	1.97%	1.84%	1.73%	1.86%	1.96%	1.85%
Other annuities
Insurance policy income	$2.2	$0.9	$2.2	$0.7	$6.0	$1.9	$1.8	$2.5	$1.6	$7.8
Net investment income (5)	6.4	6.3	6.2	6.0	24.9	5.9	5.8	5.7	5.7	23.1
Insurance policy benefits	(7.1)	(5.3)	(6.2)	0.5	(18.1)	(3.8)	(3.0)	(4.8)	(5.5)	(17.1)
Interest credited	(0.6)	(0.7)	(0.6)	(0.6)	(2.5)	(0.6)	(0.6)	(0.6)	(0.5)	(2.3)
Amortization and non-deferred commissions	(0.1)	—	(0.1)	(0.2)	(0.4)	(0.1)	(0.1)	(0.1)	(0.1)	(0.4)
Margin from other annuities	$0.8	$1.2	$1.5	$6.4	$9.9	$3.3	$3.9	$2.7	$1.2	$11.1
Average net insurance liabilities (11)	$512.2	$506.8	$501.6	$495.8	$504.1	$488.0	$481.6	$476.3	$471.4	$479.3
Margin/average net insurance liabilities (12)	0.62%	0.95%	1.20%	5.16%	1.96%	2.70%	3.24%	2.27%	1.02%	2.32%
Total annuity margin	$57.9	$66.0	$52.5	$93.9	$270.3	$44.6	$37.1	$39.8	$39.6	$161.1
Average net insurance liabilities (11)	$9,928.6	$10,049.7	$10,239.8	$10,405.8	$10,156.0	$10,518.3	$10,615.7	$10,709.3	$10,803.4	$10,661.6
Margin/average net insurance liabilities (12)	2.33%	2.63%	2.05%	3.61%	2.66%	1.70%	1.40%	1.49%	1.47%	1.51%

CNO FINANCIAL GROUP, INC.
Margin from Health Products
(Dollars in millions)
(Unaudited)

	1Q	2Q	3Q	4Q	YTD	1Q	2Q	3Q	4Q	YTD
	2021	2021	2021	2021	2021	2022	2022	2022	2022	2022
Health margin (4):
Supplemental health
Insurance policy income	$169.8	$170.0	$171.2	$172.8	$683.8	$173.5	$172.0	$173.5	$175.3	$694.3
Net investment income (5)	36.1	36.3	36.9	37.3	146.6	37.5	37.8	38.0	38.3	151.6
Insurance policy benefits	(126.3)	(130.9)	(127.8)	(124.7)	(509.7)	(124.4)	(128.5)	(117.7)	(120.7)	(491.3)
Amortization and non-deferred commissions	(29.2)	(27.9)	(29.4)	(31.4)	(117.9)	(29.4)	(29.0)	(30.5)	(32.1)	(121.0)
Margin from supplemental health	$50.4	$47.5	$50.9	$54.0	$202.8	$57.2	$52.3	$63.3	$60.8	$233.6
Margin/insurance policy income	30%	28%	30%	31%	30%	33%	30%	36%	35%	34%
Medicare supplement
Insurance policy income	$181.0	$179.7	$177.4	$176.0	$714.1	$166.8	$165.1	$163.6	$162.3	$657.8
Net investment income (5)	1.3	1.3	1.3	1.2	5.1	1.3	1.4	1.3	1.3	5.3
Insurance policy benefits	(120.0)	(123.0)	(129.7)	(120.8)	(493.5)	(110.2)	(115.5)	(115.9)	(118.5)	(460.1)
Amortization and non-deferred commissions	(24.1)	(12.3)	(11.7)	(13.6)	(61.7)	(21.7)	(14.6)	(10.8)	(10.1)	(57.2)
Margin from Medicare supplement	$38.2	$45.7	$37.3	$42.8	$164.0	$36.2	$36.4	$38.2	$35.0	$145.8
Margin/insurance policy income	21%	25%	21%	24%	23%	22%	22%	23%	22%	22%
Long-term care
Insurance policy income	$65.7	$65.7	$65.8	$66.4	$263.6	$66.4	$66.4	$66.4	$66.0	$265.2
Net investment income (5)	34.1	34.0	34.0	33.9	136.0	33.0	32.4	32.6	32.7	130.7
Insurance policy benefits	(60.3)	(69.4)	(67.9)	(65.5)	(263.1)	(66.7)	(71.7)	(74.2)	(77.0)	(289.6)
Amortization and non-deferred commissions	(3.4)	(2.6)	(2.2)	(2.1)	(10.3)	(1.3)	(2.4)	(2.2)	(2.5)	(8.4)
Margin from long-term care	$36.1	$27.7	$29.7	$32.7	$126.2	$31.4	$24.7	$22.6	$19.2	$97.9
Margin/insurance policy income	55%	42%	45%	49%	48%	47%	37%	34%	29%	37%
Total health margin	$124.7	$120.9	$117.9	$129.5	$493.0	$124.8	$113.4	$124.1	$115.0	$477.3
Margin/insurance policy income	30%	29%	28%	31%	30%	31%	28%	31%	28%	30%

CNO FINANCIAL GROUP, INC.
Margin from Life Products
(Dollars in millions)
(Unaudited)

	1Q	2Q	3Q	4Q	YTD	1Q	2Q	3Q	4Q	YTD
	2021	2021	2021	2021	2021	2022	2022	2022	2022	2022
Life margin (4):
Interest sensitive life
Insurance policy income	$40.8	$41.4	$42.3	$42.6	$167.1	$43.1	$43.8	$43.5	$44.2	$174.6
Net investment income (5) (7)	12.4	12.4	12.6	12.8	50.2	13.0	12.9	13.0	13.0	51.9
Insurance policy benefits	(22.7)	(20.0)	(17.4)	(22.5)	(82.6)	(21.2)	(15.8)	(20.5)	(17.7)	(75.2)
Interest credited (7)	(10.5)	(10.8)	(10.9)	(11.5)	(43.7)	(11.5)	(11.1)	(12.0)	(12.1)	(46.7)
Amortization and non-deferred commissions	(5.8)	(6.2)	(6.6)	(6.7)	(25.3)	(6.5)	(8.0)	(7.7)	(8.7)	(30.9)
Margin from interest sensitive life	$14.2	$16.8	$20.0	$14.7	$65.7	$16.9	$21.8	$16.3	$18.7	$73.7
Average net insurance liabilities (11)	$954.7	$970.0	$983.8	$996.9	$976.4	$1,011.9	$1,020.3	$1,025.0	$1,035.0	$1,023.1
Interest margin	$1.9	$1.6	$1.7	$1.3	$6.5	$1.5	$1.8	$1.0	$0.9	$5.2
Interest margin/average net insurance liabilities (12)	0.80%	0.66%	0.69%	0.52%	0.67%	0.59%	0.71%	0.39%	0.35%	0.51%
Underwriting margin	$12.3	$15.2	$18.3	$13.4	$59.2	$15.4	$20.0	$15.3	$17.8	$68.5
Underwriting margin/insurance policy income	30%	37%	43%	31%	35%	36%	46%	35%	40%	39%
Traditional life
Insurance policy income	$169.7	$169.4	$168.1	$168.0	$675.2	$170.2	$172.5	$169.9	$172.2	$684.8
Net investment income (5)	23.4	23.7	23.8	23.6	94.5	23.3	23.3	23.6	24.1	94.3
Insurance policy benefits	(140.9)	(129.5)	(123.9)	(136.6)	(530.9)	(142.4)	(122.6)	(122.1)	(122.9)	(510.0)
Interest credited	(0.1)	(0.2)	(0.2)	(0.2)	(0.7)	(0.1)	(0.2)	(0.2)	(0.2)	(0.7)
Amortization and non-deferred commissions	(15.9)	(15.5)	(14.9)	(17.3)	(63.6)	(18.8)	(15.4)	(22.0)	(18.7)	(74.9)
Advertising expense	(23.3)	(25.0)	(19.7)	(21.8)	(89.8)	(29.3)	(22.6)	(22.1)	(20.3)	(94.3)
Margin from traditional life	$12.9	$22.9	$33.2	$15.7	$84.7	$2.9	$35.0	$27.1	$34.2	$99.2
Margin/insurance policy income	8%	14%	20%	9%	13%	2%	20%	16%	20%	14%
Margin excluding advertising expense/insurance policy income	21%	28%	31%	22%	26%	19%	33%	29%	32%	28%
Total life margin	$27.1	$39.7	$53.2	$30.4	$150.4	$19.8	$56.8	$43.4	$52.9	$172.9

CNO FINANCIAL GROUP, INC.
Estimated Impacts of COVID-19 on Insurance Product Margins
(Dollars in millions)
(Unaudited)

	1Q	2Q	3Q	4Q	YTD	1Q	2Q	3Q	4Q	YTD
	2021	2021	2021	2021	2021	2022	2022	2022	2022	2022
					Favorable (Unfavorable)
Insurance product:

Annuities	$1	$2	$1	$1	$5	$—	$1	$1	$(1)	$1

Supplemental health	6	2	8	10	26	9	6	14	14	43
Medicare supplement	9	11	3	9	32	7	4	3	1	15
Long-term care	25	17	14	16	72	16	11	9	8	44
Total health products	40	30	25	35	130	32	21	26	23	102

Interest sensitive life	(7)	(4)	(1)	(4)	(16)	(3)	—	(3)	—	(6)
Traditional life	(12)	(7)	(2)	(16)	(37)	(13)	—	(2)	—	(15)
Total life	(19)	(11)	(3)	(20)	(53)	(16)	—	(5)	—	(21)

Total	$22	$21	$23	$16	$82	$16	$22	$22	$22	$82

CNO FINANCIAL GROUP, INC.
Collected Premiums From Annuity and Interest Sensitive Life Products
and Insurance Policy Income
(Dollars in millions)
(Unaudited)

	1Q	2Q	3Q	4Q	YTD	1Q	2Q	3Q	4Q	YTD
	2021	2021	2021	2021	2021	2022	2022	2022	2022	2022
Collected premiums from annuity and interest-sensitive life products:
Annuities	$325.4	$344.3	$333.3	$397.4	$1,400.4	$368.6	$435.0	$370.0	$431.0	$1,604.6
Interest-sensitive life	54.5	54.6	54.4	55.9	219.4	56.6	56.6	56.6	58.1	227.9
Total collected premiums from annuity and interest-sensitive life products	$379.9	$398.9	$387.7	$453.3	$1,619.8	$425.2	$491.6	$426.6	$489.1	$1,832.5

Insurance policy income:
Annuity products
Fixed indexed annuities	$3.0	$3.3	$3.3	$3.2	$12.8	$3.0	$3.7	$3.6	$4.2	$14.5
Fixed interest annuities	0.2	0.1	0.3	0.2	0.8	0.1	0.3	0.2	0.2	0.8
Other annuities	2.2	0.9	2.2	0.7	6.0	1.9	1.8	2.5	1.6	7.8
Total annuity insurance policy income	5.4	4.3	5.8	4.1	19.6	5.0	5.8	6.3	6.0	23.1
Health products
Supplemental health	169.8	170.0	171.2	172.8	683.8	173.5	172.0	173.5	175.3	694.3
Medicare supplement	181.0	179.7	177.4	176.0	714.1	166.8	165.1	163.6	162.3	657.8
Long-term care	65.7	65.7	65.8	66.4	263.6	66.4	66.4	66.4	66.0	265.2
Total health insurance policy income	416.5	415.4	414.4	415.2	1,661.5	406.7	403.5	403.5	403.6	1,617.3
Life products
Interest-sensitive life	40.8	41.4	42.3	42.6	167.1	43.1	43.8	43.5	44.1	174.5
Traditional life	169.7	169.4	168.1	168.0	675.2	170.2	172.5	169.9	172.3	684.9
Total life insurance policy income	210.5	210.8	210.4	210.6	842.3	213.3	216.3	213.4	216.4	859.4
Total insurance policy income	$632.4	$630.5	$630.6	$629.9	$2,523.4	$625.0	$625.6	$623.2	$626.0	$2,499.8

CNO FINANCIAL GROUP, INC.
Health and Life
New Annualized Premiums ("NAP")
(Dollars in millions)
(Unaudited)

	1Q	2Q	3Q	4Q	YTD	1Q	2Q	3Q	4Q	YTD
	2021	2021	2021	2021	2021	2022	2022	2022	2022	2022
Consumer Division
Health products:
Supplemental health	$14.4	$20.1	$15.8	$19.6	$69.9	$15.5	$16.7	$19.3	$24.6	$76.1
Medicare supplement	8.2	8.8	8.0	9.1	34.1	6.5	6.9	8.0	10.4	31.8
Long-term care	6.4	7.0	8.8	10.5	32.7	6.8	6.1	6.0	6.2	25.1
Total Consumer Division health NAP	29.0	35.9	32.6	39.2	136.7	28.8	29.7	33.3	41.2	133.0
Life products:
Interest sensitive life	5.9	6.5	5.4	6.1	23.9	5.1	4.8	4.6	4.4	18.9
Traditional life	45.9	43.9	38.2	31.2	159.2	48.2	44.3	38.2	33.2	163.9
Total Consumer Division life NAP	51.8	50.4	43.6	37.3	183.1	53.3	49.1	42.8	37.6	182.8
Total Consumer Division health and life NAP	$80.8	$86.3	$76.2	$76.5	$319.8	$82.1	$78.8	$76.1	$78.8	$315.8
Worksite Division
Health products:
Supplemental health	$6.7	$5.6	$6.6	$8.5	$27.4	$6.0	$7.7	$8.9	$8.7	$31.3
Life products:
Interest sensitive life	1.2	1.9	1.8	2.5	7.4	2.5	2.3	2.3	3.2	10.3
Total Worksite Division health and life NAP	$7.9	$7.5	$8.4	$11.0	$34.8	$8.5	$10.0	$11.2	$11.9	$41.6
Total NAP (both divisions)
Health products:
Supplemental health	$21.1	$25.7	$22.4	$28.1	$97.3	$21.5	$24.4	$28.2	$33.3	$107.4
Medicare supplement	8.2	8.8	8.0	9.1	34.1	6.5	6.9	8.0	10.4	31.8
Long-term care	6.4	7.0	8.8	10.5	32.7	6.8	6.1	6.0	6.2	25.1
Total health NAP	35.7	41.5	39.2	47.7	164.1	34.8	37.4	42.2	49.9	164.3
Life products:
Interest sensitive life	7.1	8.4	7.2	8.6	31.3	7.6	7.1	6.9	7.6	29.2
Traditional life	45.9	43.9	38.2	31.2	159.2	48.2	44.3	38.2	33.2	163.9
Total life NAP	53.0	52.3	45.4	39.8	190.5	55.8	51.4	45.1	40.8	193.1
Total NAP	$88.7	$93.8	$84.6	$87.5	$354.6	$90.6	$88.8	$87.3	$90.7	$357.4

CNO FINANCIAL GROUP, INC.
Computation of Weighted Average Shares Outstanding
(Shares in thousands)

	1Q	2Q	3Q	4Q	YTD	1Q	2Q	3Q	4Q	YTD
	2021	2021	2021	2021	2021	2022	2022	2022	2022	2022
Basic
Shares outstanding, beginning of period	135,279.1	132,268.3	129,105.0	124,269.9	135,279.1	120,377.2	117,241.0	114,795.3	114,367.3	120,377.2
Weighted average share activity during the period:
Shares repurchased	(1,471.5)	(1,436.5)	(2,706.6)	(2,382.9)	(8,054.5)	(2,098.0)	(1,774.6)	(467.6)	(145.1)	(5,579.4)
Amounts related to employee benefit plans	384.3	191.1	32.2	131.1	1,350.4	488.5	76.9	26.6	200.8	1,273.6
Shares withheld for the payment of the exercise price and taxes related to employee benefit plans	(52.2)	(7.0)	(1.3)	(1.5)	(174.6)	(145.5)	(10.2)	(0.6)	(0.9)	(338.6)
Weighted average basic shares outstanding during the period	134,139.7	131,015.9	126,429.3	122,016.6	128,400.4	118,622.2	115,533.1	114,353.7	114,422.1	115,732.8
Basic shares outstanding, end of period	132,268.3	129,105.0	124,269.9	120,377.2	120,377.2	117,241.0	114,795.3	114,367.3	114,343.1	114,343.1
Diluted
Weighted average basic shares outstanding	134,139.7	131,015.9	126,429.3	122,016.6	128,400.4	118,622.2	115,533.1	114,353.7	114,422.1	115,732.8
Common stock equivalent shares related to:
Employee benefit plans	2,513.6	2,797.8	2,588.7	3,003.0	2,725.8	2,379.9	1,752.5	1,574.8	2,231.1	1,984.5
Weighted average diluted shares outstanding during the period	136,653.3	133,813.7	129,018.0	125,019.6	131,126.2	121,002.1	117,285.6	115,928.5	116,653.2	117,717.3
Diluted shares outstanding, end of period	134,624.5	131,549.3	126,917.6	123,330.7	123,330.7	119,502.6	116,203.1	115,970.6	116,842.1	116,842.1

CNO FINANCIAL GROUP, INC.
Annuities - Account Value Rollforwards
(Dollars in millions)
(Unaudited)

	1Q	2Q	3Q	4Q	YTD	1Q	2Q	3Q	4Q	YTD
	2021	2021	2021	2021	2021	2022	2022	2022	2022	2022

Fixed indexed annuities
Balance as of the beginning of the period	$7,761.4	$7,943.2	$8,180.2	$8,403.0	$7,761.4	$8,681.0	$8,901.9	$9,162.9	$9,320.0	$8,681.0
Gross deposits	314.6	328.8	320.1	384.6	1,348.1	354.7	411.3	346.1	397.3	1,509.4
Withdrawals	(193.1)	(174.2)	(179.0)	(197.9)	(744.2)	(204.0)	(188.9)	(198.5)	(238.3)	(829.7)
Returns reinvested	60.3	82.4	81.7	91.3	315.7	70.2	38.6	9.5	11.4	129.7
Balance as of the end of the period	$7,943.2	$8,180.2	$8,403.0	$8,681.0	$8,681.0	$8,901.9	$9,162.9	$9,320.0	$9,490.4	$9,490.4

Fixed interest annuities
Balance as of the beginning of the period	$1,998.9	$1,943.2	$1,891.8	$1,854.2	$1,998.9	$1,806.1	$1,751.9	$1,711.3	$1,679.3	$1,806.1
Gross deposits	9.3	14.4	10.2	11.6	45.5	11.6	21.0	22.6	32.2	87.4
Withdrawals	(78.2)	(78.2)	(60.6)	(72.0)	(289.0)	(77.6)	(72.8)	(66.0)	(60.6)	(277.0)
Returns reinvested	13.2	12.4	12.8	12.3	50.7	11.8	11.2	11.4	12.1	46.5
Balance as of the end of the period	$1,943.2	$1,891.8	$1,854.2	$1,806.1	$1,806.1	$1,751.9	$1,711.3	$1,679.3	$1,663.0	$1,663.0

Total annuities
Balance as of the beginning of the period	$9,760.3	$9,886.4	$10,072.0	$10,257.2	$9,760.3	$10,487.1	$10,653.8	$10,874.2	$10,999.3	$10,487.1
Gross deposits	323.9	343.2	330.3	396.2	1,393.6	366.3	432.3	368.7	429.5	1,596.8
Withdrawals	(271.3)	(252.4)	(239.6)	(269.9)	(1,033.2)	(281.6)	(261.7)	(264.5)	(298.9)	(1,106.7)
Returns reinvested	73.5	94.8	94.5	103.6	366.4	82.0	49.8	20.9	23.5	176.2
Balance as of the end of the period	$9,886.4	$10,072.0	$10,257.2	$10,487.1	$10,487.1	$10,653.8	$10,874.2	$10,999.3	$11,153.4	$11,153.4

CNO FINANCIAL GROUP, INC.
Statutory Information - Consolidated Basis (13)
(Dollars in millions)
(Unaudited)

	1Q	2Q	3Q	4Q	YTD	1Q	2Q	3Q	4Q	YTD
	2021	2021	2021	2021	2021	2022	2022	2022	2022 (a)	2022 (a)

Net gain from operations before interest expense and federal income taxes	$53.6	$85.1	$96.1	$87.4	$322.2	$26.7	$87.7	$78.4	$75.0	$267.8
Interest expense on surplus debentures held by parent company	12.0	12.2	19.0	12.2	55.4	12.0	12.2	20.1	14.6	58.9
Net gain from operations before federal income taxes	41.6	72.9	77.1	75.2	266.8	14.7	75.5	58.3	60.4	208.9
Federal income tax expense (benefit)	1.8	(2.2)	(9.0)	(12.5)	(21.9)	(15.8)	(17.6)	(7.0)	(14.6)	(55.0)
Net gain from operations before net realized capital gains (losses)	39.8	75.1	86.1	87.7	288.7	30.5	93.1	65.3	75.0	263.9
Net realized capital gains (losses)	(0.6)	(1.5)	(1.3)	(7.8)	(11.2)	—	(11.2)	(0.6)	(14.1)	(25.9)
Net income	$39.2	$73.6	$84.8	$79.9	$277.5	$30.5	$81.9	$64.7	$60.9	$238.0

Capital and surplus	$1,781.8	$1,782.8	$1,715.7	$1,799.6	$1,799.6	$1,738.0	$1,796.9	$1,847.0	$1,849.8	$1,849.8
Asset valuation reserve (AVR)	327.5	330.4	334.8	332.5	332.5	319.5	306.7	304.7	305.8	305.8
Capital, surplus and AVR	2,109.3	2,113.2	2,050.5	2,132.1	2,132.1	2,057.5	2,103.6	2,151.7	2,155.6	2,155.6
Interest maintenance reserve (IMR)	401.5	411.9	409.0	407.9	407.9	422.4	421.3	413.0	395.7	395.7
Total statutory capital, surplus, AVR & IMR	$2,510.8	$2,525.1	$2,459.5	$2,540.0	$2,540.0	$2,479.9	$2,524.9	$2,564.7	$2,551.3	$2,551.3

Risk-based capital ratio	407%	409%	388%	386%	386%	365%	360%	375%	384%	384%

___________
(a)    Such amounts are preliminary as the statutory basis financial statements of our insurance subsidiaries for 4Q22 will be filed with the respective insurance regulators on or about March 1, 2023.

CNO FINANCIAL GROUP, INC.
Investment Income Not Allocated to Product Lines (9)
(Dollars in millions)
(Unaudited)

	1Q	2Q	3Q	4Q	YTD	1Q	2Q	3Q	4Q	YTD
	2021	2021	2021	2021	2021	2022	2022	2022	2022	2022
Net investment income	$338.2	$379.2	$308.2	$395.1	$1,420.7	$208.2	$223.9	$268.1	$315.7	$1,015.9
Allocated to product lines:
Annuity	(115.7)	(114.9)	(115.5)	(116.3)	(462.4)	(115.1)	(114.8)	(117.3)	(119.6)	(466.8)
Health	(71.5)	(71.6)	(72.2)	(72.4)	(287.7)	(71.8)	(71.6)	(71.9)	(72.3)	(287.6)
Life	(35.8)	(36.1)	(36.4)	(36.4)	(144.7)	(36.3)	(36.2)	(36.6)	(37.1)	(146.2)
Equity returns credited to policyholder account balances	(42.5)	(76.1)	(7.2)	(94.0)	(219.8)	71.9	92.4	34.9	6.1	205.3
Amounts allocated to product lines and credited to policyholder account balances	(265.5)	(298.7)	(231.3)	(319.1)	(1,114.6)	(151.3)	(130.2)	(190.9)	(222.9)	(695.3)
Amount related to variable interest entities and other non-operating items	(7.8)	(8.0)	(7.1)	(7.6)	(30.5)	(7.2)	(9.1)	(13.6)	(18.6)	(48.5)
Interest expense on debt	(15.5)	(15.6)	(15.6)	(15.7)	(62.4)	(15.7)	(15.6)	(15.6)	(15.6)	(62.5)
Interest expense on investment borrowings from the Federal Home Loan Bank ("FHLB") program	(2.7)	(2.5)	(2.3)	(2.3)	(9.8)	(2.4)	(4.7)	(10.3)	(16.1)	(33.5)
Expenses related to the funding agreement-backed notes ("FABN") program (a)	—	—	—	(2.3)	(2.3)	(7.3)	(7.6)	(7.5)	(7.6)	(30.0)
Less amounts credited to deferred compensation plans (offsetting investment income)	(3.7)	(6.6)	(1.0)	(5.3)	(16.6)	4.2	11.8	2.0	(4.6)	13.4
Total adjustments	(29.7)	(32.7)	(26.0)	(33.2)	(121.6)	(28.4)	(25.2)	(45.0)	(62.5)	(161.1)
Investment income not allocated to product lines	$43.0	$47.8	$50.9	$42.8	$184.5	$28.5	$68.5	$32.2	$30.3	$159.5

___________
(a)    Comprised of interest credited and amortization of deferred acquisition costs.

CNO FINANCIAL GROUP, INC.
Investment Income Not Allocated to Product Lines (9)
(Dollars in millions)
(Unaudited)

	1Q	2Q	3Q	4Q	YTD	1Q	2Q	3Q	4Q	YTD
	2021	2021	2021	2021	2021	2022	2022	2022	2022	2022
Investment income not allocated:
Excluding variable components:
From general account assets	$24.6	$24.9	$23.1	$22.4	$95.0	$25.4	$30.5	$31.5	$34.7	$122.1
Other investment income	—	0.1	0.1	0.1	0.3	0.1	0.3	1.1	1.7	3.2
Spread income:
FHLB program:
Investment income on matched assets	10.3	10.4	10.3	10.6	41.6	11.7	19.3	24.5	28.0	83.5
Interest expense	(2.7)	(2.5)	(2.3)	(2.3)	(9.8)	(2.4)	(4.7)	(10.3)	(16.1)	(33.5)
Net spread income on FHLB program	7.6	7.9	8.0	8.3	31.8	9.3	14.6	14.2	11.9	50.0
FABN program:
Investment income on matched assets	—	—	—	3.3	3.3	10.1	13.2	13.2	13.6	50.1
Expenses (b)	—	—	—	(2.3)	(2.3)	(7.3)	(7.6)	(7.6)	(7.5)	(30.0)
Net spread income on FABN program	—	—	—	1.0	1.0	2.8	5.6	5.6	6.1	20.1
Interest expense on corporate debt	(15.5)	(15.6)	(15.6)	(15.7)	(62.4)	(15.7)	(15.6)	(15.6)	(15.6)	(62.5)
Total excluding variable components	16.7	17.3	15.6	16.1	65.7	21.9	35.4	36.8	38.8	132.9
Variable components:
Net income from Corporate Owned Life Insurance ("COLI") supporting agent deferred compensation plan:
Change in value of COLI investments	(3.9)	2.1	(0.1)	(0.8)	(2.7)	(3.4)	(2.3)	(0.2)	1.5	(4.4)
Increase in liability for agent deferred compensation plan	(1.6)	(1.5)	(1.6)	(1.6)	(6.3)	(1.5)	(1.5)	(1.5)	(1.6)	(6.1)
Net COLI income (loss)	(5.5)	0.6	(1.7)	(2.4)	(9.0)	(4.9)	(3.8)	(1.7)	(0.1)	(10.5)
Other variable components:
Alternative investment income (loss):
Total	34.1	29.0	32.3	22.2	117.6	11.3	27.1	(2.5)	(5.2)	30.7
Allocated to product lines	(7.9)	(7.8)	(7.6)	(7.4)	(30.7)	(7.4)	(7.4)	(7.6)	(7.9)	(30.3)
Excess alternative investment income (loss)	26.2	21.2	24.7	14.8	86.9	3.9	19.7	(10.1)	(13.1)	0.4
Prepayment and call income	1.7	4.9	10.2	11.6	28.4	5.2	14.9	3.7	1.6	25.4
Trading account	2.0	2.4	1.4	1.4	7.2	2.7	1.5	1.8	1.7	7.7
Hedge variance related to fixed indexed products	1.1	(0.1)	0.2	(0.1)	1.1	(1.0)	(0.4)	0.2	(0.1)	(1.3)
Other (a)	0.8	1.5	0.5	1.4	4.2	0.7	1.2	1.5	1.5	4.9
Total variable components	26.3	30.5	35.3	26.7	118.8	6.6	33.1	(4.6)	(8.5)	26.6
Total investment income not allocated to product lines	$43.0	$47.8	$50.9	$42.8	$184.5	$28.5	$68.5	$32.2	$30.3	$159.5

___________
(a)    Includes impacts of changes in projected cash flows and other investment income.
(b)    Comprised of interest credited and amortization of deferred acquisition costs.

CNO FINANCIAL GROUP, INC.
Investment Income Allocated to Product Lines (5)
(Dollars in millions)
(Unaudited)

	1Q	2Q	3Q	4Q	YTD	1Q	2Q	3Q	4Q	YTD
	2021	2021	2021	2021	2021	2022	2022	2022	2022	2022
Average net insurance liabilities (11)
Annuity:
Fixed indexed annuities	$7,464.8	$7,643.4	$7,881.9	$8,096.7	$7,771.8	$8,268.4	$8,420.5	$8,555.6	$8,677.8	$8,480.5
Fixed interest annuities	1,951.6	1,899.5	1,856.3	1,813.3	1,880.1	1,761.9	1,713.6	1,677.4	1,654.2	1,701.8
Other annuities	512.2	506.8	501.6	495.8	504.1	488.0	481.6	476.3	471.4	479.3
Total annuity average net insurance liabilities (11)	9,928.6	10,049.7	10,239.8	10,405.8	10,156.0	10,518.3	10,615.7	10,709.3	10,803.4	10,661.6
Health:
Supplemental health	3,073.9	3,117.7	3,157.8	3,193.2	3,135.6	3,229.8	3,267.2	3,295.3	3,320.7	3,278.2
Medicare supplement	122.5	123.1	120.6	123.8	122.5	126.3	138.0	134.7	123.2	130.6
Long-term care	2,492.1	2,498.3	2,503.1	2,511.4	2,501.2	2,515.8	2,524.1	2,534.6	2,547.8	2,530.6
Total health average net insurance liabilities (11)	5,688.5	5,739.1	5,781.5	5,828.4	5,759.3	5,871.9	5,929.3	5,964.6	5,991.7	5,939.4
Life:
Interest sensitive	954.7	970.0	983.8	996.9	976.4	1,011.9	1,020.3	1,025.0	1,035.0	1,023.1
Traditional	1,956.5	1,975.4	1,998.4	2,011.0	1,985.3	2,025.6	2,033.7	2,038.3	2,050.7	2,037.1
Total life average net insurance liabilities (11)	2,911.2	2,945.4	2,982.2	3,007.9	2,961.7	3,037.5	3,054.0	3,063.3	3,085.7	3,060.2
Total average net insurance liabilities (11)	$18,528.3	$18,734.2	$19,003.5	$19,242.1	$18,877.0	$19,427.7	$19,599.0	$19,737.2	$19,880.8	$19,661.2

Average yield on allocated investments
Annuity:
Fixed indexed annuities	4.55%	4.44%	4.38%	4.34%	4.42%	4.24%	4.20%	4.27%	4.30%	4.25%
Fixed interest annuities	5.00%	4.99%	4.96%	4.96%	4.98%	4.88%	4.81%	4.84%	4.98%	4.88%
Other annuities	5.00%	4.97%	4.94%	4.84%	4.94%	4.84%	4.82%	4.79%	4.84%	4.82%
Average yield on investments allocated to annuities	4.66%	4.57%	4.51%	4.47%	4.55%	4.38%	4.33%	4.38%	4.43%	4.38%
Health:
Supplemental health	4.70%	4.66%	4.67%	4.67%	4.68%	4.64%	4.63%	4.61%	4.61%	4.62%
Medicare supplement	4.30%	4.24%	4.20%	4.20%	4.24%	4.11%	4.01%	4.01%	4.06%	4.05%
Long-term care	5.47%	5.44%	5.43%	5.40%	5.44%	5.25%	5.13%	5.14%	5.13%	5.16%
Average yield on investments allocated to health products	5.03%	4.99%	5.00%	4.97%	5.00%	4.89%	4.83%	4.82%	4.83%	4.84%
Life:
Interest sensitive	5.20%	5.11%	5.12%	5.14%	5.14%	5.14%	5.06%	5.07%	5.02%	5.07%
Traditional	4.78%	4.80%	4.76%	4.69%	4.76%	4.60%	4.58%	4.63%	4.70%	4.63%
Average yield on investments allocated to life products	4.92%	4.90%	4.88%	4.84%	4.89%	4.78%	4.74%	4.78%	4.81%	4.78%
Total average yield	4.81%	4.75%	4.72%	4.68%	4.74%	4.60%	4.54%	4.58%	4.61%	4.58%

Allocated investment income
Annuity:
Fixed indexed annuities	$84.9	$84.9	$86.3	$87.8	$343.9	$87.7	$88.4	$91.3	$93.3	$360.7
Fixed interest annuities	24.4	23.7	23.0	22.5	93.6	21.5	20.6	20.3	20.6	83.0
Other annuities	6.4	6.3	6.2	6.0	24.9	5.9	5.8	5.7	5.7	23.1
Total investment income allocated to annuities	115.7	114.9	115.5	116.3	462.4	115.1	114.8	117.3	119.6	466.8
Health:
Supplemental health	36.1	36.3	36.9	37.3	146.6	37.5	37.8	38.0	38.3	151.6
Medicare supplement	1.3	1.3	1.3	1.2	5.1	1.3	1.4	1.3	1.3	5.3
Long-term care	34.1	34.0	34.0	33.9	136.0	33.0	32.4	32.6	32.7	130.7
Total investment income allocated to health products	71.5	71.6	72.2	72.4	287.7	71.8	71.6	71.9	72.3	287.6
Life:
Interest sensitive	12.4	12.4	12.6	12.8	50.2	13.0	12.9	13.0	13.0	51.9
Traditional	23.4	23.7	23.8	23.6	94.5	23.3	23.3	23.6	24.1	94.3
Total investment income allocated to life products	35.8	36.1	36.4	36.4	144.7	36.3	36.2	36.6	37.1	146.2
Total allocated investment income	$223.0	$222.6	$224.1	$225.1	$894.8	$223.2	$222.6	$225.8	$229.0	$900.6

CNO FINANCIAL GROUP, INC.
Investment Income Not Allocated to Product Lines (9)
(Dollars in millions)
(Unaudited)

	1Q	2Q	3Q	4Q	YTD	1Q	2Q	3Q	4Q	YTD
	2021	2021	2021	2021	2021	2022	2022	2022	2022	2022
General account assets investment income	$282.7	$282.1	$289.5	$285.9	$1,140.2	$277.5	$317.7	$289.0	$294.8	$1,179.0
Policyholder and other special purpose portfolio investment income (loss)	55.5	97.1	18.7	109.2	280.5	(69.3)	(93.8)	(20.9)	20.9	(163.1)
Less equity returns credited to policyholders:
Annuity	(37.7)	(68.3)	(6.3)	(83.2)	(195.5)	64.3	80.1	30.9	6.0	181.3
Life	(4.8)	(7.8)	(0.9)	(10.8)	(24.3)	7.6	12.3	4.0	0.1	24.0
Less amount related to variable interest entities	(7.8)	(8.0)	(7.1)	(7.6)	(30.5)	(7.2)	(9.1)	(13.6)	(18.6)	(48.5)
Less amounts credited to deferred compensation plans	(3.7)	(6.6)	(1.0)	(5.3)	(16.6)	4.2	11.8	2.0	(4.6)	13.4
Other special purpose portfolio investment income (loss)	1.5	6.4	3.4	2.3	13.6	(0.4)	1.3	2.4	3.8	7.1
Adjusted net investment income	284.2	288.5	292.9	288.2	1,153.8	277.1	319.0	291.4	298.6	1,186.1
Less amounts allocated to product lines
Annuity	(115.7)	(114.9)	(115.5)	(116.3)	(462.4)	(115.1)	(114.8)	(117.3)	(119.6)	(466.8)
Health	(71.5)	(71.6)	(72.2)	(72.4)	(287.7)	(71.8)	(71.6)	(71.9)	(72.3)	(287.6)
Life	(35.8)	(36.1)	(36.4)	(36.4)	(144.7)	(36.3)	(36.2)	(36.6)	(37.1)	(146.2)
Total investment income allocated to product lines	(223.0)	(222.6)	(224.1)	(225.1)	(894.8)	(223.2)	(222.6)	(225.8)	(229.0)	(900.6)
Less interest expense on investment borrowings from FHLB program	(2.7)	(2.5)	(2.3)	(2.3)	(9.8)	(2.4)	(4.7)	(10.3)	(16.1)	(33.5)
Less expenses related to FABN program	—	—	—	(2.3)	(2.3)	(7.3)	(7.6)	(7.5)	(7.6)	(30.0)
Less interest expense on debt	(15.5)	(15.6)	(15.6)	(15.7)	(62.4)	(15.7)	(15.6)	(15.6)	(15.6)	(62.5)
Investment income not allocated to product lines	$43.0	$47.8	$50.9	$42.8	$184.5	$28.5	$68.5	$32.2	$30.3	$159.5

Other Investment Data

	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q
	2021	2021	2021	2021	2022	2022	2022	2022
Average book value of invested assets and cash	$23,418.7	$23,585.3	$23,936.9	$24,696.3	$25,791.7	$25,954.0	$26,251.0	$26,484.1
Net investment income from general account investments	282.7	282.1	289.5	285.9	277.5	317.7	289.0	294.8
New money rate (14)	3.57%	3.38%	3.55%	3.67%	3.73%	5.53%	5.36%	5.96%
Book yield	4.76%	4.71%	4.63%	4.59%	4.53%	4.52%	4.54%	4.55%
Earned yield	5.03%	4.97%	5.03%	4.83%	4.50%	5.00%	4.35%	4.35%
Pre-pay/call/make-whole income	$1.7	$4.9	$10.2	$11.6	$5.2	$14.9	$3.7	$1.6
Alternative investment income (loss)	34.1	29.0	32.3	22.2	11.3	27.1	(2.5)	(5.2)
Impairments	0.5	—	—	2.4	—	—	—	—

CNO FINANCIAL GROUP, INC.
2Q22 Significant Items
(Dollars in millions, except per share amounts)
(Unaudited)

The table below summarizes the financial impact of significant items on our 2Q22 net operating income. Management believes that identifying the impact of these items enhances the understanding of our operating results.

	Three months ended
	June 30, 2022
	Actual results	Significant items		Excluding significant items
Insurance product margin (4)
Annuity margin	$37.1	$—		$37.1
Health margin	113.4	—		113.4
Life margin	56.8	—		56.8
Total insurance product margin	207.3	—		207.3
Allocated expenses	(152.2)	—		(152.2)
Income from insurance products (5)	55.1	—		55.1
Fee income	3.2	—		3.2
Investment income not allocated to product lines (9)	68.5	—		68.5
Expenses not allocated to product lines	2.9	(22.5)	(a)	(19.6)
Operating earnings before taxes	129.7	(22.5)		107.2
Income tax (expense) benefit on operating income	(29.6)	5.1		(24.5)
Net operating income (10)	$100.1	$(17.4)		$82.7

Net operating income per diluted share	$0.85	$(0.14)		$0.71
___________
(a)Comprised of an experience refund of $22.5 million related to a reinsurance agreement.

CNO FINANCIAL GROUP, INC.
4Q21 Significant Items
(Dollars in millions, except per share amounts)
(Unaudited)

The table below summarizes the financial impact of significant items on our 4Q21 net operating income. Management believes that identifying the impact of these items enhances the understanding of our operating results.

	Three months ended
	December 31, 2021
	Actual results	Significant items		Excluding significant items
Insurance product margin (4)
Annuity margin	$93.9	$(26.9)	(a)	$67.0
Health margin	129.5	—		129.5
Life margin	30.4	1.0	(a)	31.4
Total insurance product margin	253.8	(25.9)		227.9
Allocated expenses	(143.3)	—		(143.3)
Income from insurance products (5)	110.5	(25.9)		84.6
Fee income	2.9	—		2.9
Investment income not allocated to product lines (9)	42.8	—		42.8
Expenses not allocated to product lines	(17.4)	—		(17.4)
Operating earnings before taxes	138.8	(25.9)		112.9
Income tax (expense) benefit on operating income	(30.3)	5.7		(24.6)
Net operating income (10)	$108.5	$(20.2)		$88.3

Net operating income per diluted share	$0.87	$(0.16)		$0.71
___________
(a)Adjustments arising from our comprehensive annual actuarial review of assumptions.

CNO FINANCIAL GROUP, INC.
3Q21 Significant Items
(Dollars in millions, except per share amounts)
(Unaudited)

The table below summarizes the financial impact of significant items on our 3Q21 net operating income. Management believes that identifying the impact of these items enhances the understanding of our operating results.

	Three months ended
	September 30, 2021
	Actual results	Significant items		Excluding significant items
Insurance product margin (4)
Annuity margin	$52.5	$—		$52.5
Health margin	117.9	—		117.9
Life margin	53.2	—		53.2
Total insurance product margin	223.6	—		223.6
Allocated expenses	(140.5)	—		(140.5)
Income from insurance products (5)	83.1	—		83.1
Fee income	2.6	—		2.6
Investment income not allocated to product lines (9)	50.9	—		50.9
Expenses not allocated to product lines	(17.3)	3.0	(a)	(14.3)
Operating earnings before taxes	119.3	3.0		122.3
Income tax (expense) benefit on operating income	(26.5)	(0.7)		(27.2)
Net operating income (10)	$92.8	$2.3		$95.1

Net operating income per diluted share	$0.72	$0.02		$0.74
___________
(a)Comprised of $3.0 million from legal and regulatory matters.

CNO FINANCIAL GROUP, INC.
2Q21 Significant Items
(Dollars in millions, except per share amounts)
(Unaudited)

The table below summarizes the financial impact of significant items on our 2Q21 net operating income. Management believes that identifying the impact of these items enhances the understanding of our operating results.

	Three months ended
	June 30, 2021
	Actual results	Significant items		Excluding significant items
Insurance product margin (4)
Annuity margin	$66.0	$—		$66.0
Health margin	120.9	—		120.9
Life margin	39.7	—		39.7
Total insurance product margin	226.6	—		226.6
Allocated expenses	(141.6)	—		(141.6)
Income from insurance products (5)	85.0	—		85.0
Fee income	6.6	—		6.6
Investment income not allocated to product lines (9)	47.8	—		47.8
Expenses not allocated to product lines	(23.8)	4.5	(a)	(19.3)
Operating earnings before taxes	115.6	4.5		120.1
Income tax (expense) benefit on operating income	(26.5)	(1.0)		(27.5)
Net operating income (10)	$89.1	$3.5		$92.6

Net operating income per diluted share	$0.66	$0.03		$0.69
___________
(a)Comprised of $4.5 million from legal and regulatory matters.

CNO FINANCIAL GROUP, INC.
1Q21 Significant Items
(Dollars in millions, except per share amounts)
(Unaudited)

The table below summarizes the financial impact of significant items on our 1Q21 net operating income. Management believes that identifying the impact of these items enhances the understanding of our operating results.

	Three months ended
	March 31, 2021
	Actual results	Significant items		Excluding significant items
Insurance product margin (4)
Annuity margin	$57.9	$—		$57.9
Health margin	124.7	—		124.7
Life margin	27.1	—		27.1
Total insurance product margin	209.7	—		209.7
Allocated expenses	(141.1)	—		(141.1)
Income from insurance products (5)	68.6	—		68.6
Fee income	7.3	—		7.3
Investment income not allocated to product lines (9)	43.0	—		43.0
Expenses not allocated to product lines	(22.0)	7.8	(a)	(14.2)
Operating earnings before taxes	96.9	7.8		104.7
Income tax (expense) benefit on operating income	(21.7)	(1.7)		(23.4)
Net operating income (10)	$75.2	$6.1		$81.3

Net operating income per diluted share	$0.55	$0.04		$0.59
___________
(a)Comprised of: (i) $5.3 million from legal and regulatory matters; and (ii) $2.5 million of transaction expenses related to the previously announced acquisition of Optavise, LLC (formerly known as DirectPath, LLC prior to its name change in April 2022). The legal and regulatory matters primarily consist of an increase to our liability for claims and interest pursuant to the Global Resolution Agreement, as we have now processed and verified most of the claims provided by the third party auditor allowing us to more accurately estimate the ultimate liability.

Notes

(1)Excludes accumulated other comprehensive income (loss). Management believes this non-GAAP measure is useful because it removes the volatility that arises from changes in the unrealized appreciation (depreciation) of our investments.

(2)Shareholders' equity divided by common shares outstanding.

(3)Book value per diluted share reflects the potential dilution that could occur if outstanding stock options were exercised and restricted stock and performance units were vested. The dilution from options, restricted shares and performance units is calculated using the treasury stock method. Under this method, we assume the proceeds from the exercise of the options (or the unrecognized compensation expense with respect to restricted stock and performance units) will be used to purchase shares of our common stock at the closing market price on the last day of the period.

(4)Insurance margin is management’s measure of profitability of its annuity, health and life product lines’ performance and consists of premiums plus allocated investment income less insurance policy benefits, interest credited, commissions, advertising expense and amortization of acquisition costs. Income from insurance products is the sum of the insurance margins of the annuity, health and life product lines, less expenses allocated to the insurance lines. It excludes the income from our fee income business, investment income not allocated to product lines, net expenses not allocated to product lines (primarily holding company expenses) and income taxes. Management believes this information helps provide a better understanding of the business and a more meaningful analysis of results of our insurance product lines. Income from insurance products, a non-GAAP measure, is a component of net operating income, which is reconciled to net income on page 5 of this Quarterly Financial Supplement.

(5)Investment income is allocated to the product lines using the book yield of investments backing the block of business, which is applied to the average net insurance liabilities for the block in each period. See note (11) for definition of net insurance liabilities.

(6)Excludes the change in market values of the underlying options supporting the fixed indexed annuity products and corresponding amount credited to policyholder account liabilities. Such amounts were $37.7 million, $68.3 million, $6.3 million, $83.2 million, $(64.3) million, $(80.1) million, $(30.9) million and $(6.0) million in 1Q21, 2Q21, 3Q21, 4Q21, 1Q22, 2Q22, 3Q22 and 4Q22, respectively.

(7)Excludes the change in market values of the underlying options supporting the fixed indexed life products and corresponding amount credited to policyholder account liabilities. Such amounts were $4.8 million, $7.8 million, $.9 million, $10.8 million, $(7.6) million, $(12.3) million, $(4.0) million and $(.1) million in 1Q21, 2Q21, 3Q21, 4Q21, 1Q22, 2Q22, 3Q22 and 4Q22, respectively.

(8)Income from insurance products is the sum of the insurance margins of the annuity, health and life product lines, less expenses allocated to the insurance lines. It excludes the income from our fee income business, investment income not allocated to product lines, net expenses not allocated to product lines (primarily holding company expenses) and income taxes. Management believes this information helps provide a better understanding of the business and a more meaningful analysis of results of our insurance product lines. Income from insurance products, a non-GAAP measure, is a component of net operating income, which is reconciled to net income on page 5 of this Quarterly Financial Supplement.

(9)Investment income not allocated to product lines is defined as net investment income less: (i) equity returns credited to policyholder account balances; (ii) the investment income allocated to our product lines; (iii) interest expense on notes payable and investment borrowings; (iv) expenses related to the FABN program; and (v) certain expenses related to benefit plans that are offset by special-purpose investment income. Investment income not allocated to product lines includes investment income on investments in excess of average net insurance liabilities, investments held by our holding companies, the spread we earn from our Federal Home Loan Bank investment borrowing and FABN programs and variable components of investment income (including call and prepayment income, adjustments to returns on structured securities due to cash flow changes, income from company-owned life insurance ("COLI") and variations in income from alternative investments), net of interest expense.

(10)Management believes that an analysis of Net income applicable to common stock before: (i) net realized investment gains or losses from sales, impairments and change in allowance for credit losses, net of related amortization and taxes; (ii) net change in market value of investments recognized in earnings, net of taxes; (iii) fair value changes due to fluctuations in the interest rates used to discount embedded derivative liabilities related to our fixed indexed annuities, net of related amortization and taxes; (iv) fair value changes related to the agent deferred compensation plan, net of taxes; (v) loss related to reinsurance transaction, net of taxes; (vi) loss on extinguishment of debt, net of taxes; (vii) changes in the valuation allowance for deferred tax assets and other tax items; and (viii) other non-operating items consisting primarily of earnings attributable to variable interest entities, net of taxes (“Net operating income,” a non-GAAP financial measure) is important to evaluate the financial performance of the company, and is a key measure commonly used in the life insurance industry. Management uses this measure to evaluate performance because the items excluded from net operating income can be affected by events that are unrelated to the company's underlying fundamentals.

(11)Net insurance liabilities are equal to total insurance liabilities less: (i) amounts related to reinsured business; (ii) deferred acquisition costs; (iii) present value of future profits; and (iv) the value of unexpired options credited to insurance liabilities.

(12)Margin/average net insurance liabilities for quarterly periods is calculated by annualizing the quarters' margin divided by the average net insurance liabilities.

(13)Based on statutory accounting practices prescribed or permitted by regulatory authorities for CNO Financial's insurance subsidiaries after appropriate elimination of intercompany accounts among such subsidiaries. Such accounting practices differ from GAAP.

(14)The new money rate is for the investments purchased during the period to support our insurance products and capital. It excludes the new money rate on investments purchased with investment borrowings under our Federal Home Loan Bank program and investments purchased by the variable interest entities.